STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.1%
Australia - 1.9%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	3,100,000		1,794,940
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	1,900,000		1,449,670
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	685,000		411,422
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	438,000		388,432
Westpac Banking Corp., Sub. Notes		4.11	7/24/2034	472,000		427,716
					4,472,180
Austria - .6%
Austria, Sr. Unscd. Bonds	EUR	0.74	10/20/2028	500,000	[b]	466,826
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	300,000		267,312
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	800,000		752,910
					1,487,048
Bermuda - .3%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	910,167	[b]	788,185
Brazil - .7%
Brazil Notas do Tesouro Nacional, Notes	BRL	10.00	1/1/2033	9,400,000		1,551,500
Canada - 5.2%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[b]	850,719
Canada, Bonds	CAD	1.75	12/1/2053	3,400,000		1,925,777
Canada, Bonds	CAD	2.50	12/1/2032	5,750,000		4,167,286
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	747,695	[b]	538,213
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	1,075,000	[b]	772,274
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	850,715
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	56,449	[b]	42,342
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	1,125,000	[b]	833,094
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	875,000	[b]	638,499
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	1,325,000		1,272,386
					11,891,305

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.1% (continued)
China - 5.4%
China, Bonds	CNY	2.60	9/1/2032	26,500,000		3,820,565
China, Bonds	CNY	3.73	5/25/2070	32,100,000		5,209,541
China, Unscd. Bonds	CNY	3.81	9/14/2050	21,600,000		3,487,296
					12,517,402
France - 5.8%
BNP Paribas SA, Sr. Unscd. Notes	EUR	0.88	7/11/2030	1,300,000		1,153,374
BNP Paribas SA, Sr. Unscd. Notes	EUR	2.10	4/7/2032	700,000		650,745
BPCE SA, Sr. Unscd. Bonds	EUR	0.25	1/14/2031	400,000		333,145
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	1,400,000	[c]	1,253,223
France, Bonds	EUR	0.75	5/25/2052	1,900,000		1,175,917
France, Bonds	EUR	2.31	5/25/2032	8,750,000		7,415,394
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	1,300,000		1,277,955
Suez SACA, Sr. Unscd. Notes	EUR	2.88	5/24/2034	100,000		95,137
					13,354,890
Germany - 10.1%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	500,000		389,659
Amprion GmbH, Sr. Unscd. Notes	EUR	3.45	9/22/2027	600,000		648,826
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	600,000		656,950
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.28	8/15/2052	6,645,000		3,853,688
Bundesschatzanweisungen, Bonds	EUR	0.40	9/13/2024	7,525,000		7,895,106
Bundesschatzanweisungen, Bonds	EUR	2.20	12/12/2024	7,475,000		8,062,369
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	800,000		618,814
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	1,200,000		1,100,856
					23,226,268
Greece - 1.6%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.25	6/15/2033	3,407,000	[b]	3,690,709
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	15,580,000,000		1,092,201
Ireland - .9%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	1,400,000	[d]	1,250,340
Ireland, Bonds	EUR	2.00	2/18/2045	810,000		729,321
					1,979,661
Italy - 1.3%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 5Y	EUR	2.65	12/1/2027	1,525,000		1,591,231
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	1,810,000	[b]	1,397,303
					2,988,534
Japan - 13.8%
Japan (10 Year Issue), Bonds, Ser. 367	JPY	0.20	6/20/2032	314,000,000		2,386,533

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.1% (continued)
Japan - 13.8% (continued)
Japan (20 Year Issue), Bonds, Ser. 113	JPY	2.10	9/20/2029	525,000,000	4,491,438
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,493,250,000	10,693,409
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,422,000,000	8,132,038
Japan (5 Year Issue), Bonds, Ser. 136	JPY	0.10	6/20/2023	795,300,000	6,114,942
					31,818,360
Luxembourg - .2%
DH Europe Finance II Sarl, Gtd. Bonds	EUR	0.20	3/18/2026	280,000	276,832
Logicor Financing SARL, Gtd. Notes	EUR	1.63	1/17/2030	159,000	132,429
					409,261
Malaysia - .6%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	5,845,000	1,408,942
Mexico - 2.3%
Braskem Idesa SAPI, Sr. Scd. Notes		6.99	2/20/2032	275,000	[b] 204,072
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	100,000,000	5,024,561
					5,228,633
Netherlands - 2.1%
ABN AMRO Bank NV, Sr. Unscd. Notes	EUR	0.50	9/23/2029	1,000,000	883,526
ABN AMRO Bank NV, Sr. Unscd. Notes	EUR	3.00	6/1/2032	400,000	407,531
EDP Finance BV, Sr. Unscd. Notes	EUR	1.88	9/21/2029	400,000	391,166
ING Groep NV, Sr. Unscd. Notes	EUR	0.88	11/29/2030	1,200,000	1,053,424
ING Groep NV, Sr. Unscd. Notes	EUR	1.75	2/16/2031	500,000	463,974
TenneT Holding BV, Sr. Unscd. Notes	EUR	2.13	11/17/2029	1,070,000	1,064,988
TenneT Holding BV, Sr. Unscd. Notes	EUR	2.38	5/17/2033	404,000	390,721
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	100,000	84,575
					4,739,905
New Zealand - 2.3%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	3,135,000	1,914,657
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	6,410,000	3,474,311
					5,388,968
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	550,000	[b] 509,032
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	400,000	[b] 447,925
					956,957
Singapore - .6%
Singapore, Bonds	SGD	2.63	5/1/2028	1,710,000	1,280,222
South Africa - .9%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	41,161,000	2,044,448

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.1% (continued)
South Korea - 1.8%
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	5,222,000,000		4,096,391
Spain - 3.0%
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	900,000		895,329
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	6,950,000	[b]	6,057,928
					6,953,257
Supranational - .7%
JBS USA, Gtd. Notes		3.63	1/15/2032	639,000	[b]	534,626
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,070,000		1,066,700
					1,601,326
Sweden - .3%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	6,825,000	[b]	665,620
Switzerland - 1.8%
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	550,000		473,586
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000		1,190,544
Switzerland, Bonds	CHF	0.50	6/27/2032	1,600,000		1,632,919
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	1,082,000		913,822
					4,210,871
Thailand - .4%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	25,800,000		831,057
United Kingdom - 10.5%
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	395,000		357,561
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	217,455	[b]	207,097
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	700,000	[c]	630,703
Gemgarto PLC, Ser. 2021-1A, Cl. A, 3 Month SONIO +0.59%	GBP	4.00	12/16/2067	555,534	[b,e]	677,790
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 2A, 3 Month SONIO +0.57%	GBP	3.85	12/22/2069	615,000	[b,e]	759,380
Paragon Mortgages No. 25 PLC, Ser. 25, Cl. B, 3 Month SONIO +1.07%	GBP	4.31	5/15/2050	250,000	[e]	307,583
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, 3 Month SONIO +0.78%	GBP	4.05	11/20/2063	553,390	[e]	678,194
United Kingdom, Bonds	GBP	1.00	1/31/2032	4,875,000		4,906,321
United Kingdom, Bonds	GBP	1.25	7/22/2027	850,000		963,512
United Kingdom, Bonds	GBP	1.25	7/31/2051	6,250,000		4,396,682
United Kingdom, Bonds	GBP	2.25	9/7/2023	8,525,000		10,437,338
					24,322,161

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.1% (continued)
United States - 20.1%
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	147,625		146,017
AT&T, Inc., Sr. Unscd. Bonds	EUR	3.55	12/17/2032	230,000		243,623
AT&T, Inc., Sr. Unscd. Notes	EUR	1.60	5/19/2028	1,450,000		1,423,357
AT&T, Inc., Sr. Unscd. Notes	EUR	2.45	3/15/2035	140,000		127,387
Bank of America Corp., Sr. Unscd. Notes	EUR	0.69	3/22/2031	263,000		227,664
Bank of America Corp., Sr. Unscd. Notes	EUR	2.82	4/27/2033	532,000		521,054
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	890,000		845,231
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	1,174,000		1,271,382
Celanese US Holdings LLC, Gtd. Notes		6.38	7/15/2032	397,000	[d]	400,277
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		5.96	6/15/2034	868,442	[b,e]	832,242
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	1,280,000	[b]	1,243,031
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	675,000		652,979
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	643,103	[b]	536,010
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		6.31	1/25/2051	158,392	[b,e,f]	150,169
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	990,000		801,777
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	500,000		397,479
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	520,000		406,509
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	862,000		846,879
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	1,308,000		1,464,551
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	1,809,000		2,110,348
MPT Operating Partnership LP, Gtd. Bonds	EUR	0.99	10/15/2026	575,000		471,137
Nasdaq, Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	1,148,000		922,863
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,560,000		1,356,322
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	620,000		592,561
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	562,527
SLM Corp., Sr. Unscd. Notes		4.20	10/29/2025	260,000		242,735

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.1% (continued)
United States - 20.1% (continued)
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	625,000		554,328
U.S. Treasury Bonds		1.13	5/15/2040	400,000		266,969
U.S. Treasury Notes		2.00	2/15/2025	1,075,000		1,029,627
U.S. Treasury Notes		3.88	12/31/2029	1,350,000		1,375,945
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		248,784
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	334,057
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b]	80,154
WEA Finance LLC, Gtd. Notes		4.75	9/17/2044	656,000	[b]	478,339
Wells Fargo & Co., Sr. Unscd. Notes	EUR	1.74	5/4/2030	1,740,000		1,649,348
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		5.61	2/15/2040	568,139	[b,e]	546,091
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/2052				4,522,610	[f]	4,471,580
Federal National Mortgage Association:
2.00%, 11/1/2051				2,000,351	[f]	1,708,598
2.50%, 8/1/2051				2,710,049	[f]	2,420,915
3.00%, 8/1/2051				2,049,272	[f]	1,906,899
4.00%, 7/1/2052-8/1/2052				4,512,642	[f]	4,381,360
5.00%, 10/1/2052				6,153,362	[f]	6,182,547
					46,431,652
Total Bonds and Notes (cost $229,186,616)				221,427,914
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,587,711)		4.41		2,587,711	[g]	2,587,711

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,053,133)		4.41		1,053,133	[g]	1,053,133
Total Investments (cost $232,827,460)				97.7%	225,068,758
Cash and Receivables (Net)				2.3%	5,397,911
Net Assets				100.0%	230,466,669

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, these securities were valued at $25,694,969 or 11.15% of net assets.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At January 31, 2023, the value of the fund’s securities on loan was $1,012,943 and the value of the collateral was $1,053,133. In addition, the value of collateral may include pending sales that are also on loan.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Schatz	106	3/8/2023	12,301,176[a]	12,185,832	(115,344)
U.S. Treasury 10 Year Notes	21	3/22/2023	2,400,877	2,404,828	3,951
U.S. Treasury 2 Year Notes	2	3/31/2023	410,697	411,297	600
Futures Short
Canadian 10 Year Bond	53	3/22/2023	5,058,951[a]	5,029,334	29,617
Euro-Bobl	46	3/8/2023	5,882,544[a]	5,866,044	16,500
Euro-Bond	142	3/8/2023	21,504,854[a]	21,121,629	383,225
Japanese 10 Year Bond	4	3/13/2023	4,498,260[a]	4,503,822	(5,562)
U.S. Treasury 5 Year Notes	128	3/31/2023	13,991,082	13,983,000	8,082
U.S. Treasury Ultra Long Bond	18	3/22/2023	2,443,685	2,551,500	(107,815)
Ultra 10 Year U.S. Treasury Notes	7	3/22/2023	851,785	848,422	3,363

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Gross Unrealized Appreciation				445,338
Gross Unrealized Depreciation				(228,721)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 22,300,000, Citigroup Global Markets Inc.	0.78	3/15/2023	22,300,000	[b]EUR	(40,486)
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 22,500,000, Goldman Sachs & Co. LLC	0.80	3/15/2023	22,500,000	[b]EUR	(51,777)
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 20,200,000, Citigroup Global Markets Inc.	0.90	2/15/2023	20,200,000	[b]EUR	(103,722)
Put Options:
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 22,300,000, Citigroup Global Markets Inc.	0.78	3/15/2023	22,300,000	[b]EUR	(78,205)
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 22,500,000, Goldman Sachs & Co. LLC	0.80	3/15/2023	22,500,000	[b]EUR	(68,452)
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 20,200,000, Citigroup Global Markets Inc.	0.90	2/15/2023	20,200,000	[b]EUR	(7,738)
Total Options Written (premiums received $410,829)					(350,380)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	417,027	Singapore Dollar	554,723	3/3/2023	(5,478)
Malaysian Ringgit	400,000	United States Dollar	94,117	3/3/2023	(181)
Japanese Yen	2,243,769,495	United States Dollar	17,041,403	3/3/2023	269,593
Chinese Yuan Renminbi	1,800,000	United States Dollar	266,078	3/3/2023	905
Citigroup Global Markets Inc.
Euro	1,600,000	United States Dollar	1,737,870	3/3/2023	5,065
United States Dollar	3,072,973	Euro	2,825,000	3/3/2023	(4,396)
United States Dollar	794,170	British Pound	642,000	3/3/2023	2,139
United States Dollar	760,994	Brazilian Real	3,980,000	3/3/2023	(18,651)
United States Dollar	4,289,958	New Zealand Dollar	6,657,266	3/3/2023	(14,697)
Danish Krone	5,040,000	United States Dollar	732,430	3/3/2023	5,749
Goldman Sachs & Co. LLC
Peruvian Nuevo Sol	840,000	United States Dollar	221,204	3/3/2023	(3,344)
Thai Baht	15,095,000	United States Dollar	454,340	3/3/2023	4,426
United States Dollar	19,495	Malaysian Ringgit	85,000	3/3/2023	(466)
United States Dollar	798,584	Brazilian Real	4,191,000	3/3/2023	(22,394)
Polish Zloty	2,567,182	United States Dollar	587,949	3/3/2023	3,319
Hungarian Forint	106,327,534	United States Dollar	282,561	3/3/2023	9,826
Czech Koruna	12,144,006	United States Dollar	542,434	3/3/2023	11,775
United States Dollar	3,724,464	Mexican Peso	71,686,613	3/3/2023	(61,473)
Swiss Franc	401,023	United States Dollar	433,591	3/3/2023	5,918
Romanian Leu	1,320,000	United States Dollar	287,093	3/3/2023	4,192

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
Colombian Peso	1,310,000,000	United States Dollar	273,715	3/3/2023	5,106
Chilean Peso	212,617,000	United States Dollar	255,596	3/3/2023	10,196
Chinese Yuan Renminbi	47,313,216	United States Dollar	7,004,363	3/3/2023	13,308
United States Dollar	437,741	Chinese Yuan Renminbi	2,953,832	3/3/2023	(382)
HSBC Securities (USA) Inc.
British Pound	260,000	United States Dollar	321,718	3/3/2023	(958)
United States Dollar	6,028,927	British Pound	4,960,216	3/3/2023	(90,456)
Chinese Yuan Renminbi	114,710,000	United States Dollar	16,991,054	3/3/2023	21,472
United States Dollar	2,103,248	South African Rand	35,870,499	3/3/2023	47,353
Chinese Yuan Renminbi	950,000	United States Dollar	140,378	3/3/2023	530
Norwegian Krone	3,782,485	United States Dollar	379,770	3/3/2023	(281)
South Korean Won	886,352,000	United States Dollar	712,169	3/3/2023	8,208
Canadian Dollar	6,363,932	United States Dollar	4,739,490	3/3/2023	44,464
United States Dollar	4,058,614	Canadian Dollar	5,426,959	3/3/2023	(20,990)
Indonesian Rupiah	11,084,520,000	United States Dollar	724,952	3/3/2023	14,063
Israeli Shekel	1,671,370	United States Dollar	487,081	3/3/2023	(2,402)
J.P. Morgan Securities LLC
Australian Dollar	3,392,657	United States Dollar	2,343,836	3/3/2023	53,843
Canadian Dollar	150,000	United States Dollar	112,174	3/3/2023	585
Japanese Yen	175,300,000	United States Dollar	1,362,214	3/3/2023	(9,750)
United States Dollar	514,519	New Zealand Dollar	792,979	3/3/2023	1,771
Swedish Krona	8,611,357	United States Dollar	824,673	3/3/2023	208
Euro	11,032,084	United States Dollar	11,930,604	3/3/2023	87,021
United States Dollar	207,268	Euro	190,000	3/3/2023	295

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC
United States Dollar	250,103	Euro	230,000	3/3/2023	(444)
Polish Zloty	400,000	United States Dollar	92,040	3/3/2023	87
Gross Unrealized Appreciation					631,417
Gross Unrealized Depreciation					(256,743)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
USD - 3 Month LIBOR	USD Fixed at 0.969	6/28/2026	13,875,000	1,352,693	9,360	1,343,333
USD - 3 Month LIBOR	USD Fixed at 1.631	4/16/2031	13,600,000	1,794,752	1,297,004	497,748
Gross Unrealized Appreciation					1,841,081
Gross Unrealized Depreciation					-

USD—United States Dollar

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit iTraxx Europe Index Series 38, Received Fixed Rate of 1.00% 3 Month	12/20/2027	46,312,590	481,206	22,689	458,517
Purchased Contracts:[3]
Markit iTraxx Europe Senior Financial Index Series 38, Paid Fixed Rate of 1.00% 3 Month	12/20/2027	16,959,540	(106,925)	6,279	(113,204)
Markit iTraxx Europe Crossover Index Series 38, Paid Fixed Rate of 5.00% 3 Month	12/20/2027	4,457,315	(175,762)	(59,211)	(116,551)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps (continued)
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3](continued)
Markit CDX North America Investment Grade Index Series 39, Paid Fixed Rate of 1.00% 3 Month	12/20/2027	112,200,000	(1,541,418)	(655,716)	(885,702)
Gross Unrealized Appreciation				458,517
Gross Unrealized Depreciation				(1,115,457)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2023 (Unaudited)

The following is a summary of the inputs used as of January 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	7,948,629	-	7,948,629
Commercial Mortgage-Backed	-	4,008,377	-	4,008,377
Corporate Bonds	-	41,942,001	-	41,942,001
Foreign Governmental	-	143,098,288	-	143,098,288
Investment Companies	3,640,844	-	-	3,640,844
U.S. Government Agencies Collateralized Mortgage Obligations	-	536,010	-	536,010
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	150,169	-	150,169
U.S. Government Agencies Mortgage-Backed	-	21,071,899	-	21,071,899
U.S. Treasury Securities	-	2,672,541	-	2,672,541
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	631,417	-	631,417
Futures††	445,338	-	-	445,338
Swap Agreements††	-	2,299,598	-	2,299,598
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(256,743)	-	(256,743)
Futures††	(228,721)	-	-	(228,721)
Options Written	-	(350,380)	-	(350,380)
Swap Agreements††	-	(1,115,457)	-	(1,115,457)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Interest rate swaps open at January 31, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At January 31, 2023, accumulated net unrealized depreciation on investments was $7,758,702, consisting of $6,786,356 gross unrealized appreciation and $14,545,058 gross unrealized depreciation.

At January 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.